DELAWAWARE GROUP GOVERNMENT FUND
Macquarie Emerging Markets Debt Corporate Fund (formerly, Delaware Emerging Markets Debt Corporate Fund)
(“Fund”)

Supplement to the Fund’s current Summary Prospectus, Statutory Prospectus, and Statement of Additional Information (“SAI”) dated November 29, 2024, as may be amended

Effective December 1, 2025 (Effective Date), Mansur Rasul and Sean Simmons will serve as the portfolio managers for the Fund. All references to another portfolio manager are removed from the Fund’s Summary Prospectus, Statutory Prospectus, and SAI. Also on the Effective Date, the changes set forth below will take place.
Under the “Fund Summary – Who manages the Fund?” section of the Prospectus, the current information is replaced in its entirety with the following:

Who manages the Fund?

Investment manager
Delaware Management Company, a series of Nomura Investment Management Business Trust (a Delaware statutory trust)

Portfolio Managers	Title with Delaware Management Company	Start date on the Fund
Mansur Rasul	Executive Director, Head of Emerging Markets Debt	July 2016
Sean Simmons, CFA, CMT	Executive Director, Foreign Exchange Strategist, Senior Trader	July 2016

The following replaces the information in the section of the Fund’s Statutory Prospectus entitled “Who manages the Fund – Portfolio managers”:
Mansur Rasul has primary responsibility for making day-to-day investment decisions for the Fund. In making investment decisions for the Fund, Mr. Rasul regularly consults with Sean M. Simmons.
Mansur Rasul
Executive Director, Head of Emerging Markets Debt
Mansur is Head of Emerging Markets Debt at Nomura Asset Management International, a role he assumed in December 2025. He joined Nomura Asset Management as part of Nomura’s acquisition of Macquarie Asset Management’s US and European public investments business in 2025.
Previously, he was a Senior Portfolio Manager on the Emerging Markets Debt Team at Macquarie Asset Management since July 2016. Prior to his role managing emerging markets credit portfolios, he was responsible for emerging markets trading. Before joining Macquarie in 2012, he worked at ING Financial Markets, where he was responsible for emerging markets credit trading and structuring. Prior to that, he worked for Daiwa Capital Markets America as Director of the firm’s fixed income syndicate, responsible for the placement of all fixed income products to US-based accounts. He also worked with Merrill Lynch as an associate responsible for Asian credit trading and worked at Delaware Investments as an Analyst.
Mansur earned a Bachelor of Science in economics with a minor in political science from Northwestern University.

Sean Simmons, CFA, CMT
Executive Director, Foreign Exchange Strategist, Senior Trader

Sean is a Foreign Exchange Strategist and Senior Trader for the Emerging Markets Debt Team at Nomura Asset Management International. He is responsible for trading across all emerging market debt strategies, as well as providing strategic analysis for emerging market debt portfolios. He joined Nomura Asset Management as part of Nomura’s acquisition of Macquarie Asset Management’s US and European public investments business in 2025.
Previously, Sean held the same role at Macquarie Asset Management and, before that, at Delaware Investments (which was acquired by Macquarie in 2010) beginning in 2007. Prior to Delaware Investments, he worked as a Derivatives Strategist for Susquehanna International Group and as a Proprietary Derivatives Trader for Wolverine Trading.
Sean earned a Masters in Finance from London Business School and a Bachelor of Science in economics from Rutgers University. He holds the Chartered Financial Analyst® and Chartered Market Technician® designations, and he is a member of the CFA Society of Philadelphia.

The SAI provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager, and each portfolio manager's ownership of Fund shares.

Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund or acting on a distribution check (if applicable).

Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated November 28, 2025.